ADVANTAGE SOLUTIONS INC. Q2 2022 Earnings Presentation August 9, 2022

DISCLAIMER

Forward-Looking Statements

Certain statements in this presentation may be considered forward-looking statements within the meaning of the federal securities laws, including statements regarding the expected future performance of Advantage's business. Forward-looking statements generally relate to future events or Advantage's future financial or operating performance. These forward-looking statements generally are identified by the words "may", "should", "could", "expect", "intend", "will", "would", "estimate", "anticipate", "believe", "predict", "potential" or "continue", or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Advantage and its management at the time of such statements, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, the COVID-19 pandemic and the measures taken in response thereto; the availability, acceptance, administration and effectiveness of any COVID-19 vaccine; market-driven wage changes or changes to labor laws or wage or job classification regulations, including minimum wage; Advantage's ability to continue to generate significant operating cash flow; client procurement strategies and consolidation of Advantage's clients' industries creating pressure on the nature and pricing of its services; consumer goods manufacturers and retailers reviewing and changing their sales, retail, marketing, and technology programs and relationships; Advantage's ability to successfully develop and maintain relevant omni-channel services for our clients in an evolving industry and to otherwise adapt to significant technological change; Advantage's ability to maintain proper and effective internal control over financial reporting in the future; potential and actual harms to Advantage's business arising from the Take 5 Matter; Advantage's substantial indebtedness and our ability to refinance at favorable rates; and other risks and uncertainties set forth in the section titled "Risk Factors" in the Annual Report on Form 10-K and Quarterly Report on Form 10-Q filed by the Company with the Securities and Exchange Commission (the "SEC") on March 1, 2022 and August 9, 2022, respectively, and in its other filings made from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Advantage assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

Non-GAAP Financial Measures and Related Information

This presentation includes certain financial measures not presented in accordance with generally accepted accounting principles ("GAAP"), Adjusted EBITDA and Net Debt. These are not measures of financial performance calculated in accordance with GAAP and may exclude items that are significant in understanding and assessing Advantage's financial results. Therefore, the measures are in addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP, and should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that Advantage's presentation of these measures may not be comparable to similarly-titled measures used by other companies. Reconciliations of historical non-GAAP measures to their most directly comparable GAAP counterparts are included below.

Advantage believes these non-GAAP measures provide useful information to management and investors regarding certain financial and business trends relating to Advantage's financial condition and results of operations. Advantage believes that the use of Adjusted EBITDA and Net Debt provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing Advantage's financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. Additionally, other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore Advantage's non-GAAP measures may not be directly comparable to similarly titled measures of other companies.

Adjusted EBITDA means net income (loss) before (i) interest expense, net, (ii) provision for (benefit from) income taxes, (iii) depreciation, (iv) impairment of goodwill and indefinite-lived assets, (v) amortization of intangible assets, (vi) equity based compensation of Karman Topco L.P. , (vii) change in fair value of warrant liability, (viii) stock-based compensation expense, (ix) fair value adjustments of contingent consideration related to acquisitions, (x) acquisition-related expenses, (xi) costs associated with COVID-19, net of benefits received, (xii) EBITDA for economic interests in investments, (xiii) restructuring expenses, (xiv) litigation expenses (recovery), (xv) costs associated with the Take 5 Matter and (xvi) other adjustments that management believes are helpful in evaluating our operating performance.

Net Debt represents the sum of current portion of long-term debt and long-term debt, less cash and cash equivalents and debt issuance costs. With respect to Net Debt, cash and cash equivalents are subtracted from the GAAP measure, total debt, because they could be used to reduce the debt obligations.

Due to rounding, numbers presented throughout this document may not add up precisely to the totals provided and percentages may not precisely reflect the absolute figures.

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Q2 KEY MESSAGES 2 • Consumer goods demand signals (online and in - store) remain volatile • Delivered second quarter results largely in - line with expectations • Generated approximately 15% year - on - year revenue growth driven by: • In - store sampling and demonstration events up 49% year - on - year • Contributions from acquisitions • Recovery of international businesses impacted by the pandemic and retail merchandising services • Successful tuck - in M&A activities focused on adding capabilities to help clients navigate an omni - channel world • Adjusted EBITDA and margin declined as anticipated reflecting a shift in revenue mix, ongoing investment activities and the loss of a foodservice client in the prior year

Note: Please see the appendix for a reconciliation of non - GAAP financial measures to most directly comparable GAAP measures . Totals may not add due to rounding. Total Advantage Sales Segment Marketing Segment $122 $108 14.4% 11.0% Q2'21A Q2'22A Revenues Adjusted EBITDA 15% (11)% 8% 31% (20)% 13% 3 Q2 RESULTS DEMONSTRATE CONTINUED RECOVERY $ in millions. $ in millions. Y/Y growth Y/Y growth Y/Y growth Y/Y growth Y/Y growth % margin % margin % margin Y/Y growth $562 $604 Q2'21A Q2'22A $288 $377 Q2'21A Q2'22A $850 $981 Q2'21A Q2'22A $90 $72 15.9% 11.9% $- $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 Q2'21A Q2'22A $32 $37 11.3% 9.7% $- $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 Q2'21A Q2'22A

Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2019 Act 2020 Act 2021 Act 2022 Act HEALTHY REVENUE TRENDS ACROSS SEGMENTS IN Q2 • Solid revenue performance in Sales segment − Contributions from acquisitions − Recovery in international businesses − Retail merchandising growth − Mix challenged by growth in lower margin merchandising services • Recovery in Marketing segment − In - store sampling and demonstration continuing to rebound; event count up 49% year - over - year; event count improved to 64% of Q2 2019 levels − Continued modest profit growth as we incur expense to source labor; accelerating profitability as business scales 4 SAMPLING EVENT COUNT +49% YOY

2022 INVESTMENT ACTIVITIES 5 I nvesting to scale adjacent and complementary services, especially higher - growth, higher - margin data and intelligence offerings Innovation Key Projects: Development of additional capabilities in data - driven Supply Chain and Retail POS/Analytics services Accelerating investment in infrastructure, systems and tools to help drive productivity and operational efficiencies; improve speed to hire Renovation Key Projects: Development and consolidation of critical retail merchandising and retail event technology platforms coupled with operational resource sharing to improve efficiency and utilization Increased spending in wages, recruiting and retention Talent Key Projects: Investing behind employees and supporting infrastructure in order to stand up demonstration and in - store sampling workforce, thereby improving execution to fulfill existing customer demand

• Total Debt of $2.1 billion (1) − Leverage at around 4.1x net debt (1) to LTM June Adjusted EBITDA − No meaningful maturities for the next four+ years • Debt Capitalization: • Equity capitalization @ June 30, 2022: − 318,465,749 Class A Common shares outstanding − 1,610,014 Treasury shares outstanding − 18,578,321 Warrants @ $11.50 exercise − 6,156,244 Performance Restricted Stock Units (“PSUs”) (5) − 8,611,626 Restricted Stock Units (“RSUs”) − 945,664 Options CAPITALIZATION SUMMARY (1) Net debt is a non - GAAP financial measure and includes Other Debt of approximately $6M. For a reconciliation of net debt to total debt, the most directly comparable GAAP counterpart, please see the appendix attached hereto. (2) Asset - backed Revolver rate subject to 0.50% LIBOR floor. See ABL Revolving Credit Agreement, dated October 28, 2020 and First Li en Amendment dated October 28, 2021 for additional information. (3) First Lien Term Loan rate subject to 0.75% LIBOR floor. See First Lien Credit Agreement, dated October 28, 2020 and First Lie n A mendment dated October 28, 2021 for additional information. (4) First Lien Term Loan amortizes at 1% per annum, paid quarterly. Illustratively showing full $1,305 million obligation in 2027 E m aturity. (5) Represents the number of underlying shares that would be issued at Target performance levels. 6 Maturity Rate Outstanding Asset - backed Revolver ($400M) 2025 L+2.25% (2) 45 First Lien Term Loan 2027 L+4.50% (3) 1,305 Senior Secured Notes 2028 6.50% 775 Total Funded Debt $2,125 Asset - backed Revolver 1L Term Loan Sr. Secured Notes $400 $1,305 $775 0 5 10 15 20 25 2025E 2026E 2027E 2028E (4)

OUTLOOK AND GUIDANCE Affirming 2022 Outlook: • FY 2022 Adjusted EBITDA of $490 million to $510 million • This reflects continued investment activities, including: • Focusing more funding on talent – wages, recruiting, and retention • Investing in innovation to scale adjacent and complementary services • Renovating infrastructure, systems and tools to help drive productivity • Expecting net debt to Adjusted EBITDA to be up modestly from 2021 levels 7

THANK YOU

NON - GAAP RECONCILIATION (1/4) 9 Consolidated Three Months Ended June 30, 2022 2021 Total Company (in thousands) Net income (loss) $ 3,676 $ 5,754 Add: Interest expense, net 28,188 37,189 Provision for income taxes 1,316 6,563 Depreciation and amortization 58,444 62,674 Equity based compensation of Topco (1) (3,519) (1,642) Change in fair value of warrant liability (4,914) (7,059) Stock based compensation expense (2) 14,961 8,988 Fair value adjustments related to contingent consideration related to acquisitions (3) 3,654 3,598 Acquisition - related expenses (4) 5,998 2,797 EBITDA for economic interests in investments (5) (1,020) (1,807) Restructuring expenses (6) 253 6,934 Litigation expenses (recovery) (7) (800) — Costs associated with COVID - 19, net of benefits received (8) 1,362 (3,328) Costs associated with the Take 5 Matter (9) 723 1,310 Adjusted EBITDA $ 108,322 $ 121,971 Three Months Ended June 30, 2022 2021 (in thousands) Numerator - Revenues $ 981,076 $ 849,954 Denominator - Adjusted EBITDA $ 108,322 $ 121,971 Adjusted EBITDA Margin 11.0% 14.4%

NON - GAAP RECONCILIATION (2/4) 10 Three Months Ended June 30, 2022 2021 Sales Segment (in thousands) Operating income $ 15,177 $ 44,673 Add: Depreciation and amortization 40,543 44,710 Equity based compensation of Topco (1) (2,032) (678) Stock based compensation expense (2) 9,171 4,730 Fair value adjustments related to contingent consideration related to acquisitions (3) 6,090 (5,027) Acquisition - related expenses (4) 3,540 2,280 EBITDA for economic interests in investments (5) (1,155) (2,110) Restructuring expenses (6) 340 1,176 Litigation expenses (recovery) (7) (100) — Costs associated with COVID - 19, net of benefits received (8) 179 (231) Sales Segment Adjusted EBITDA $ 71,753 $ 89,523 Three Months Ended June 30, 2022 2021 Marketing Segment (in thousands) Operating income $ 13,089 $ (2,226) Add: Depreciation and amortization 17,901 17,964 Equity based compensation of Topco (1) (1,487) (964) Stock based compensation expense (2) 5,790 4,258 Fair value adjustments related to contingent consideration related to acquisitions (3) (2,436) 8,625 Acquisition - related expenses (4) 2,458 517 EBITDA for economic interests in investments (5) 135 303 Restructuring expenses (6) (87) 5,758 Litigation expenses (recovery) (7) (700) — Costs associated with COVID - 19, net of benefits received (8) 1,183 (3,097) Costs associated with the Take 5 Matter (9) 723 1,310 Marketing Segment Adjusted EBITDA $ 36,569 $ 32,448

NON - GAAP RECONCILIATION (3/4) 11 (in millions) June 30, 2022 Current portion of long - term debt $ 59.8 Long - term debt, net of current portion 2,026.0 Less: Debt issuance costs (45.4) Total Debt 2,131.2 Less: Cash and cash equivalents 115.8 Total Net Debt (10) $ 2,015.4

NON - GAAP RECONCILIATION (4/4) Note: Numerical figures included in this slide have been subject to rounding adjustments (1) Represents expenses related to (i) equity - based compensation expense associated with grants of Common Series D Units of Karman T opco L.P. (“Topco”) made to one of the equityholders of Topco and (ii) equity - based compensation expense associated with the Common S eries C Units of Topco. (2) Represents non - cash compensation expense related to the 2020 Incentive Award Plan and the 2020 Employee Stock Purchase Plan. (3) Represents adjustments to the estimated fair value of our contingent consideration liabilities related to our acquisitions, e xcl uding the present value accretion recorded in interest expense, net, for the applicable periods. (4) Represents fees and costs associated with activities related to our acquisitions and restructuring activities including professional fees, due diligence, and integration activities. (5) Represents additions to reflect our proportional share of Adjusted EBITDA related to our equity method investments and reduct ion s to remove the Adjusted EBITDA related to the minority ownership percentage of the entities that we fully consolidate in our fina nci al statements. (6) Represents fees and costs associated with various internal reorganization activities among our consolidated entities. (7) Represents legal settlements that are unusual or infrequent costs associated with our operating activities. (8) Represents (a) costs related to implementation of strategies for workplace safety in response to COVID - 19, including employee - re lief fund, additional sick pay for front - line associates, medical benefit payments for furloughed associates, and personal protective equip ment and (b) benefits received from government grants for COVID - 19 relief. (9) Represents costs associated with the Take 5 Matter, primarily, professional fees and other related costs, for the three and s ix months ended June 30, 2022 and 2021, respectively. (10) Net Debt represents the sum of current portion of long - term debt and long - term debt, less cash and cash equivalents and debt iss uance costs. With respect to Net Debt, cash and cash equivalents are subtracted from the GAAP measure, total debt, because they cou ld be used to reduce the debt obligations. We present Net Debt because we believe this non - GAAP measure provides useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and to ev aluate changes to the Company's capital structure and credit quality assessment. 12